Recapitalization	12 Months Ended
Dec. 31, 2023
Recapialization Abstract
Recapitalization

Note 6 — Recapitalization

VIYI entered into the Business Combination and Merger Agreement dated June 10, 2021 (as amended on January 24, 2022, August 2, 2022, August 3, 2022 and August 10, 2022, the “Merger Agreement”), by and among WiMi, Venus Acquisition Corporation (“Venus”), Venus Merger Sub Corporation (“Venus Merger Sub”), a Cayman Islands exempted company incorporated for the purpose of effectuating the Business Combination. On December 9, 2022, in accordance with the Merger Agreement, the closing of the business combination (the “Closing”) occurred, pursuant to which Venus issued 39,603,961 ordinary shares to VIYI shareholders. As a result of the consummation of the business combination, VIYI is now a wholly-owned subsidiary of the Venus, which has changed its name to MicroAlgo Inc.

The business combination was accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Venus will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of VIYI expecting to have a majority of the voting power of the post-combination company, VIYI senior management comprising substantially all of the senior management of the post-combination company, the relative size of VIYI compared to Venus, and VIYI operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the business combination will be treated as the equivalent of VIYI issuing shares for the net assets of Venus, accompanied by a recapitalization. The net assets of Venus will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the business combination will be those of VIYI.

Immediately after giving effect to the Business Combination, MicroAlgo has 43,856,706 ordinary shares issued and outstanding consisting of (i) the 3,963,745 ordinary shares held by previous Venus public shareholders and its Sponsor; (ii) the 39,603,961 newly issued Venus ordinary shares to the VIYI shareholders pursuant to the Merger Agreement, of which 792,079 ordinary shares issued to the Majority Shareholder will be held in escrow to satisfy any potential indemnification claims(s) which may be made by Venus under the Merger Agreement; (iii) the 214,000 newly issued Venus ordinary shares to the Joyous JD Limited as part of the backstop investment; and (iv) the 75,000 ordinary shares held by Venus’ underwriter.

Venus rights held by its Sponsor and previous public investors were automatically converted to 482,500 ordinary shares upon the consummation of the Business Combination.

Immediately after the closing of the Business Combination, MicroAlgo has 4,825,000 warrants issued and outstanding, consisting of (i) 4,600,000 warrants held by previous public investors of Venus; and (ii) 225,000 warrants held by the Sponsor of Venus.

Common shares issued and outstanding following the Closing are as follows:

Venus public shares after redemption	2,106,245
Venus shares converted from rights	482,500
Venus Sponsor shares	1,375,000
Venus shares issued to underwriter	75,000
Venus shares issued in the Business Combination	39,603,961
Venus shares issued to Joyous JD Limited	214,000
Weighted average shares outstanding	43,856,706
Percent of shares owned by VIYI shareholders	90.3%
Percent of shares owned by underwriter	0.17%
Percent of shares owned by Venus	9.04%
Percent of shares owned by Joyous JD limited	0.49%

As of December 31, 2022 and 2023, WiMi had 65.9 % and 56.0% outstanding equity interest in MicroAlgo, respectively.